UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2009

Semiannual Report to Shareholders

DWS Large Cap Value Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Summary

14 Investment Portfolio

19 Financial Statements

23 Financial Highlights

28 Notes to Financial Statements

38 Summary of Management Fee Evaluation by Independent Fee Consultant

43 Summary of Administrative Fee Evaluation by Independent Fee Consultant

44 Account Management Resources

45 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 6, 2009 are 1.01%, 1.84%, 1.77% and 0.57% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which had the effect of lowering total return.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods shown for Class A, Class B, Class C and for the 1-year, 3-year, 5-year and Life of Class for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/09
DWS Large Cap Value Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	7.61%	-32.66%	-4.89%	-.29%	.67%
Class B	7.16%	-33.30%	-5.72%	-1.13%	-.17%
Class C	7.13%	-33.20%	-5.61%	-1.04%	-.11%
Russell 1000® Value Index+	-.79%	-35.35%	-10.70%	-1.52%	.21%
S&P 500® Index++	4.05%	-32.57%	-8.24%	-1.90%	-1.71%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 5/31/09
DWS Large Cap Value Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	7.76%	-32.42%	-4.51%	.11%	3.18%
Russell 1000 Value Index+	-.79%	-35.35%	-10.70%	-1.52%	.44%
S&P 500 Index++	4.05%	-32.57%	-8.24%	-1.90%	-2.98%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on June 1, 2000. Index returns began on May 31, 2000.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/09	$ 13.95	$ 13.95	$ 13.95	$ 13.97
11/30/08	$ 13.09	$ 13.11	$ 13.10	$ 13.12
Distribution Information: Six Months as of 5/31/09: Income Dividends	$ .12	$ .07	$ .08	$ .15
Class A Lipper Rankings — Large-Cap Value Funds Category as of 5/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	233	of	568	41
3-Year	7	of	486	2
5-Year	76	of	409	19
10-Year	51	of	190	27

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Large Cap Value Fund — Class A [] Russell 1000 Value Index+ [] S&P 500 Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/09
DWS Large Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,347	$8,110	$9,289	$10,073
	Average annual total return	-36.53%	-6.75%	-1.46%	.07%
Class B	Growth of $10,000	$6,471	$8,258	$9,380	$9,830
	Average annual total return	-35.29%	-6.18%	-1.27%	-.17%
Class C	Growth of $10,000	$6,680	$8,410	$9,493	$9,888
	Average annual total return	-33.20%	-5.61%	-1.04%	-.11%
Russell 1000 Value Index+	Growth of $10,000	$6,465	$7,122	$9,262	$10,215
	Average annual total return	-35.35%	-10.70%	-1.52%	.21%
S&P 500 Index++	Growth of $10,000	$6,743	$7,725	$9,084	$8,413
	Average annual total return	-32.57%	-8.24%	-1.90%	-1.71%

The growth of $10,000 is cumulative.

+ The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.
++ The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Large Cap Value Fund — Institutional Class [] Russell 1000 Value Index+ [] S&P 500 Index++

Yearly periods ended May 31
Comparative Results as of 5/31/09
DWS Large Cap Value Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$675,800	$870,700	$1,005,300	$1,324,500
	Average annual total return	-32.42%	-4.51%	.11%	3.18%
Russell 1000 Value Index+	Growth of $1,000,000	$646,500	$712,200	$926,200	$1,040,000
	Average annual total return	-35.35%	-10.70%	-1.52%	.44%
S&P 500 Index++	Growth of $1,000,000	$674,300	$772,500	$908,400	$761,500
	Average annual total return	-32.57%	-8.24%	-1.90%	-2.98%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 1, 2000. Index returns began on May 31, 2000.
+ The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.
++ The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 6, 2009 is 0.70% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which had the effect of lowering total return.

Returns and rankings for the 1-year, 3-year and Life of Class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 5/31/09
DWS Large Cap Value Fund	6-Month‡	1-Year	3-Year	Life of Class*
Class S	7.70%	-32.52%	-4.61%	-1.35%
Russell 1000 Value Index+	-.79%	-35.35%	-10.70%	-4.73%
S&P 500 Index++	4.05%	-32.57%	-8.24%	-4.10%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Class S commenced operations on December 20, 2004. Index returns began on December 31, 2004.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/09	$ 13.94
11/30/08	$ 13.09
Distribution Information: Six Months as of 5/31/09: Income Dividends	$ .14
Class S Lipper Rankings — Large-Cap Value Funds Category as of 5/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	222	of	568	40
3-Year	6	of	486	2

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Large Cap Value Fund — Class S [] Russell 1000 Value Index+ [] S&P 500 Index++

Comparative Results as of 5/31/09
DWS Large Cap Value Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$6,748	$8,681	$9,415
	Average annual total return	-32.52%	-4.61%	-1.35%
Russell 1000 Value Index+	Growth of $10,000	$6,465	$7,122	$8,073
	Average annual total return	-35.35%	-10.70%	-4.73%
S&P 500 Index++	Growth of $10,000	$6,743	$7,725	$8,313
	Average annual total return	-32.57%	-8.24%	-4.10%

The growth of $10,000 is cumulative.

* Class S commenced operations on December 20, 2004. Index returns began on December 31, 2004.
+ The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.
++ The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2008 to May 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,076.10	$ 1,071.60	$ 1,071.30	$ 1,077.00	$ 1,077.60
Expenses Paid per $1,000*	$ 5.28	$ 10.07	$ 9.40	$ 3.83	$ 3.11
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,019.85	$ 1,015.21	$ 1,015.86	$ 1,021.24	$ 1,021.94
Expenses Paid per $1,000*	$ 5.14	$ 9.80	$ 9.15	$ 3.73	$ 3.02
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Large Cap Value Fund	1.02%	1.95%	1.82%	.74%	.60%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	5/31/09	11/30/08

Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/09	11/30/08

Energy	21%	20%
Health Care	15%	15%
Utilities	12%	12%
Consumer Staples	12%	10%
Financials	11%	15%
Industrials	7%	8%
Information Technology	7%	6%
Materials	7%	4%
Telecommunication Services	4%	6%
Consumer Discretionary	4%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2009 (21.7% of Net Assets)
1. Transocean Ltd. An offshore drilling contractor	2.9%
2. AT&T, Inc. Provider of communications services	2.4%
3. ConocoPhillips Producer of petroleum and natural gas	2.2%
4. Altria Group, Inc. Parent company operating in the tobacco and food industries	2.2%
5. Air Products & Chemicals, Inc. Producer of industrial gases	2.1%
6. Suncor Energy, Inc. Integrated energy company	2.1%
7. Microsoft Corp. Developer of computer software	2.0%
8. PG&E Corp. Provider of electric and gas utilities	2.0%
9. Teva Pharmaceutical Industries Ltd. Producer of pharmaceutical and veterinary products	1.9%
10. Carnival Corp. Owner and operator of cruise ships	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2009 (Unaudited)

	Shares	Value ($)

Common Stocks 97.5%
Consumer Discretionary 4.0%
Distributors 1.6%
Genuine Parts Co.	683,094	22,869,987
Hotels Restaurants & Leisure 2.4%
Burger King Holdings, Inc.	386,761	6,404,762
Carnival Corp. (Units) (a)	1,079,770	27,469,349
		33,874,111
Consumer Staples 11.4%
Beverages 0.9%
PepsiCo, Inc.	260,603	13,564,386
Food & Staples Retailing 3.0%
CVS Caremark Corp. (a)	804,312	23,968,498
Kroger Co.	813,509	18,548,005
		42,516,503
Food Products 3.6%
General Mills, Inc. (a)	309,934	15,862,422
Kellogg Co. (a)	551,612	23,857,219
Kraft Foods, Inc. "A"	453,180	11,832,530
		51,552,171
Tobacco 3.9%
Altria Group, Inc.	1,806,801	30,878,229
Philip Morris International, Inc. (a)	582,361	24,831,873
		55,710,102
Energy 21.0%
Energy Equipment & Services 7.1%
Baker Hughes, Inc.	206,354	8,060,187
ENSCO International, Inc. (a)	518,211	20,153,226
Halliburton Co.	687,061	15,754,309
Noble Corp. (a)	487,592	16,758,537
Transocean Ltd.* (a)	514,148	40,864,483
		101,590,742
Oil, Gas & Consumable Fuels 13.9%
Chevron Corp.	356,354	23,758,121
ConocoPhillips	693,919	31,809,247
Devon Energy Corp.	234,570	14,834,207
ExxonMobil Corp.	203,524	14,114,389
Marathon Oil Corp.	799,591	25,490,961
Nexen, Inc.	801,719	19,938,752
Noble Energy, Inc. (a)	364,126	21,658,214
Suncor Energy, Inc. (a)	827,619	29,305,989
Sunoco, Inc.	621,118	18,900,621
		199,810,501
Financials 10.7%
Capital Markets 0.9%
Greenhill & Co., Inc. (a)	86,170	6,333,495
Northern Trust Corp.	122,684	7,072,733
		13,406,228
Commercial Banks 0.9%
Cullen/Frost Bankers, Inc.	135,611	6,638,158
M&T Bank Corp. (a)	136,987	6,890,446
		13,528,604
Diversified Financial Services 2.5%
Bank of America Corp.	1,280,220	14,428,080
JPMorgan Chase & Co.	276,718	10,210,894
NYSE Euronext	362,385	10,871,550
		35,510,524
Insurance 5.6%
Allstate Corp.	562,915	14,483,933
Assurant, Inc.	604,958	14,295,158
Chubb Corp.	152,279	6,037,862
Cincinnati Financial Corp.	264,476	5,979,802
First American Corp.	228,133	5,205,995
HCC Insurance Holdings, Inc.	244,959	6,048,038
MetLife, Inc. (a)	450,966	14,205,429
Odyssey Re Holdings Corp.	162,396	6,529,943
PartnerRe Ltd. (a)	104,144	6,796,438
		79,582,598
Thrifts & Mortgage Finance 0.8%
New York Community Bancorp., Inc. (a)	585,098	6,471,184
People's United Financial, Inc. (a)	356,262	5,628,939
		12,100,123
Health Care 14.4%
Health Care Equipment & Supplies 2.3%
Baxter International, Inc.	288,214	14,753,674
Becton, Dickinson & Co.	261,951	17,728,844
		32,482,518
Health Care Providers & Services 3.8%
McKesson Corp.	456,544	18,786,786
Medco Health Solutions, Inc.* (a)	372,217	17,081,038
WellPoint, Inc.*	397,123	18,494,018
		54,361,842
Life Sciences Tools & Services 1.1%
Thermo Fisher Scientific, Inc.* (a)	418,504	16,283,991
Pharmaceuticals 7.2%
Abbott Laboratories	301,948	13,605,777
Bristol-Myers Squibb Co.	304,263	6,060,919
Merck & Co., Inc. (a)	992,183	27,364,407
Mylan, Inc.* (a)	278,059	3,673,159
Teva Pharmaceutical Industries Ltd. (ADR) (a)	599,409	27,788,601
Wyeth	563,051	25,258,468
		103,751,331
Industrials 7.1%
Aerospace & Defense 3.1%
Honeywell International, Inc.	743,471	24,653,498
United Technologies Corp.	382,297	20,112,645
		44,766,143
Electrical Equipment 1.9%
Emerson Electric Co. (a)	826,676	26,528,033
Machinery 1.3%
Dover Corp. (a)	602,222	18,933,860
Road & Rail 0.8%
Norfolk Southern Corp. (a)	295,404	10,989,029
Information Technology 6.5%
Communications Equipment 3.4%
Brocade Communications Systems, Inc.*	3,664,153	26,894,883
Nokia Oyj (ADR)	1,387,918	21,235,146
		48,130,029
Semiconductors & Semiconductor Equipment 1.1%
Intel Corp.	1,019,817	16,031,523
Software 2.0%
Microsoft Corp. (a)	1,396,429	29,171,402
Materials 6.5%
Chemicals 3.9%
Air Products & Chemicals, Inc. (a)	470,960	30,508,789
Praxair, Inc.	357,756	26,187,739
		56,696,528
Containers & Packaging 1.4%
Sonoco Products Co.	815,293	19,860,537
Metals & Mining 1.2%
Kinross Gold Corp.	828,753	16,757,386
Telecommunication Services 4.2%
Diversified Telecommunication Services
AT&T, Inc. (a)	1,400,594	34,720,725
Verizon Communications, Inc. (a)	893,104	26,132,223
		60,852,948
Utilities 11.7%
Electric Utilities 9.7%
Allegheny Energy, Inc. (a)	777,688	19,442,200
American Electric Power Co., Inc.	587,000	15,461,580
Duke Energy Corp.	1,440,988	20,389,980
Entergy Corp.	216,938	16,187,914
Exelon Corp. (a)	274,393	13,173,608
FirstEnergy Corp. (a)	520,105	19,654,768
FPL Group, Inc. (a)	397,536	22,472,710
Southern Co.	419,955	11,930,921
		138,713,681
Multi-Utilities 2.0%
PG&E Corp. (a)	791,710	29,063,674
Total Common Stocks (Cost $1,456,048,347)		1,398,991,035

Securities Lending Collateral 24.8%
Daily Assets Fund Institutional, 0.53% (b) (c) (Cost $355,509,995)	355,509,995	355,509,995

Cash Equivalents 2.3%
Cash Management QP Trust, 0.39% (b) (Cost $33,512,788)	33,512,788	33,512,788
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,845,071,130)+	124.6	1,788,013,818
Other Assets and Liabilities, Net	(24.6)	(352,511,985)
Net Assets	100.0	1,435,501,833
* Non-income producing security.
+ The cost for federal income tax purposes was $1,880,280,088. At May 31, 2009, net unrealized depreciation for all securities based on tax cost was $92,266,270. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $67,577,651 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $159,843,921.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2009 amounted to $351,609,494, which is 24.5% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 1,754,501,030
Level 2	33,512,788
Level 3	—
Total	$ 1,788,013,818

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,456,048,347) — including $351,609,494 of securities loaned	$ 1,398,991,035
Investment in Daily Assets Fund Institutional (cost $355,509,995)*	355,509,995
Investment in Cash Management QP Trust (cost $33,512,788)	33,512,788
Total investments, at value (cost $1,845,071,130)	1,788,013,818
Receivable for investments sold	11,262,905
Dividends receivable	4,597,058
Interest receivable	110,258
Receivable for Fund shares sold	1,256,509
Foreign taxes recoverable	107,464
Other assets	65,052
Total assets	1,805,413,064
Liabilities
Cash overdraft	18,792
Payable upon return of securities loaned	355,509,995
Payable for Fund shares redeemed	1,095,773
Payable for investments purchased	11,586,013
Accrued management fee	460,839
Other accrued expenses and payables	1,239,819
Total liabilities	369,911,231
Net assets, at value	$ 1,435,501,833
Net Assets Consist of
Undistributed net investment income	7,106,081
Net unrealized appreciation (depreciation) on: Investments	(57,057,312)
Foreign currency	12,647
Accumulated net realized gain (loss)	(283,696,274)
Paid-in capital	1,769,136,691
Net assets, at value	$ 1,435,501,833
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($389,808,921 ÷ 27,952,752 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 13.95
Maximum offering price per share (100 ÷ 94.25 of $13.95)	$ 14.80

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($23,404,287 ÷ 1,677,212 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 13.95

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($35,538,797 ÷ 2,547,107 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 13.95
Class S Net Asset Value, offering and redemption price(a) per share ($938,420,643 ÷ 67,304,709 shares of capital stock outstanding, $.01 par value,150,000,000 shares authorized)	$ 13.94
Institutional Class Net Asset Value, offering and redemption price(a) per share ($48,329,185 ÷ 3,459,113 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 13.97
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2009 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $304,329)	$ 19,599,891
Interest — Cash Management QP Trust	186,873
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,060,448
Total Income	20,847,212
Expenses: Management fee	2,653,768
Administration fee	624,416
Services to shareholders	1,148,771
Custodian fee	20,506
Distribution and service fees	561,367
Professional fees	60,009
Directors' fees and expenses	25,451
Reports to shareholders	89,217
Registration fees	36,289
Other	35,814
Total expenses before expense reductions	5,255,608
Expense reductions	(6)
Total expenses after expense reductions	5,255,602
Net investment income (loss)	15,591,610
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(108,031,373)
Futures	(47,930)
Foreign currency	110,812
(107,968,491)
Change in net unrealized appreciation (depreciation) on: Investments	190,556,564
Foreign currency	12,647
190,569,211
Net gain (loss)	82,600,720
Net increase (decrease) in net assets resulting from operations	$ 98,192,330

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2009 (Unaudited)	Year Ended November 30, 2008
Operations: Net investment income (loss)	$ 15,591,610	$ 26,218,224
Net realized gain (loss)	(107,968,491)	(162,330,535)
Change in net unrealized appreciation (depreciation)	190,569,211	(474,159,847)
Net increase (decrease) in net assets resulting from operations	98,192,330	(610,272,158)
Distributions to shareholders from: Net investment income: Class A	(2,855,429)	(3,979,773)
Class B	(83,918)	(133,095)
Class C	(126,447)	(177,231)
Class S	(9,726,042)	(21,485,068)
Institutional Class	(565,044)	(1,038,309)
Net realized gains: Class A	—	(51,573,883)
Class B	—	(5,012,420)
Class C	—	(5,465,257)
Class S	—	(238,215,746)
Institutional Class	—	(10,746,931)
Total distributions	(13,356,880)	(337,827,713)
Fund share transactions: Proceeds from shares sold	160,412,201	341,498,821
Net assets acquired in tax-free reorganization	43,860,644	80,480,092
Reinvestment of distributions	11,639,338	316,838,726
Cost of shares redeemed	(154,002,447)	(318,306,999)
Redemption fees	12,958	23,997
Net increase (decrease) in net assets from Fund share transactions	61,922,694	420,534,637
Increase (decrease) in net assets	146,758,144	(527,565,234)
Net assets at beginning of period	1,288,743,689	1,816,308,923
Net assets at end of period (including undistributed net investment income of $7,106,081 and $4,871,351, respectively)	$ 1,435,501,833	$ 1,288,743,689

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 13.09	$ 24.51	$ 24.40	$ 22.87	$ 22.15	$ 19.93
Income (loss) from investment operations: Net investment income (loss)[b]	.15	.26	.28	.38[e]	.34	.30
Net realized and unrealized gain (loss)	.83	(7.24)	2.34	2.63	.79	2.16
Total from investment operations	.98	(6.98)	2.62	3.01	1.13	2.46
Less distributions from: Net investment income	(.12)	(.28)	(.36)	(.33)	(.41)	(.24)
Net realized gains	—	(4.16)	(2.15)	(1.15)	—	—
Total distributions	(.12)	(4.44)	(2.51)	(1.48)	(.41)	(.24)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 13.95	$ 13.09	$ 24.51	$ 24.40	$ 22.87	$ 22.15
Total Return (%)[c]	7.61**	(34.81)[d]	11.65[d]	13.98[e]	5.21[d]	12.34[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	390	290	300	363	364	283
Ratio of expenses before expense reductions (%)	1.02*	1.03	1.00	1.02	1.06	1.32
Ratio of expenses after expense reductions (%)	1.02*	1.03	.99	1.02	1.05	1.21
Ratio of net investment income (loss) (%)	2.32*	1.39	1.21	1.65[e]	1.52	1.39
Portfolio turnover rate (%)	55**	104	86	76	56	39
[a] For the six months ended May 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended November 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 13.11	$ 24.54	$ 24.41	$ 22.88	$ 22.14	$ 19.91
Income (loss) from investment operations: Net investment income (loss)[b]	.09	.10	.09	.18[e]	.14	.14
Net realized and unrealized gain (loss)	.82	(7.27)	2.34	2.64	.82	2.15
Total from investment operations	.91	(7.17)	2.43	2.82	.96	2.29
Less distributions from: Net investment income	(.07)	(.10)	(.15)	(.14)	(.22)	(.06)
Net realized gains	—	(4.16)	(2.15)	(1.15)	—	—
Total distributions	(.07)	(4.26)	(2.30)	(1.29)	(.22)	(.06)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 13.95	$ 13.11	$ 24.54	$ 24.41	$ 22.88	$ 22.14
Total Return (%)[c]	7.16**	(35.43)[d]	10.74[d]	13.04[e]	4.30[d]	11.51[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	17	30	37	48	50
Ratio of expenses before expense reductions (%)	1.95*	1.86	1.83	1.89	1.98	2.21
Ratio of expenses after expense reductions (%)	1.95*	1.86	1.82	1.89	1.90	1.96
Ratio of net investment income (loss) (%)	1.39*	.56	.38	.78[e]	.67	.64
Portfolio turnover rate (%)	55**	104	86	76	56	39
[a] For the six months ended May 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended November 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 13.10	$ 24.52	$ 24.40	$ 22.86	$ 22.13	$ 19.91
Income (loss) from investment operations: Net investment income (loss)[b]	.09	.12	.11	.21[e]	.17	.14
Net realized and unrealized gain (loss)	.84	(7.25)	2.34	2.64	.79	2.15
Total from investment operations	.93	(7.13)	2.45	2.85	.96	2.29
Less distributions from: Net investment income	(.08)	(.13)	(.18)	(.16)	(.23)	(.07)
Net realized gains	—	(4.16)	(2.15)	(1.15)	—	—
Total distributions	(.08)	(4.29)	(2.33)	(1.31)	(.23)	(.07)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 13.95	$ 13.10	$ 24.52	$ 24.40	$ 22.86	$ 22.13
Total Return (%)[c]	7.13**	(35.29)[d]	10.86[d]	13.16[e]	4.38	11.51[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	23	32	36	42	38
Ratio of expenses before expense reductions (%)	1.82*	1.79	1.74	1.75	1.81	2.08
Ratio of expenses after expense reductions (%)	1.82*	1.78	1.73	1.75	1.81	1.96
Ratio of net investment income (loss) (%)	1.52*	.63	.47	.93[e]	.76	.64
Portfolio turnover rate (%)	55**	104	86	76	56	39
[a] For the six months ended May 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended November 30,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.09	$ 24.52	$ 24.40	$ 22.88	$ 22.21
Income (loss) from investment operations: Net investment income (loss)[c]	.16	.32	.36	.45[e]	.40
Net realized and unrealized gain (loss)	.83	(7.24)	2.35	2.63	.55
Total from investment operations	.99	(6.92)	2.71	3.08	.95
Less distributions from: Net investment income	(.14)	(.35)	(.44)	(.41)	(.28)
Net realized gains	—	(4.16)	(2.15)	(1.15)	—
Total distributions	(.14)	(4.51)	(2.59)	(1.56)	(.28)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 13.94	$ 13.09	$ 24.52	$ 24.40	$ 22.88
Total Return (%)	7.70**	(34.61)[d]	12.06[d]	14.33[e]	4.33**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	938	907	1,394	1,438	1,483
Ratio of expenses before expense reductions (%)	.74*	.72	.67	.71	.68*
Ratio of expenses after expense reductions (%)	.74*	.71	.66	.71	.68*
Ratio of net investment income (loss) (%)	2.60*	1.70	1.54	1.96[e]	1.89*
Portfolio turnover rate (%)	55**	104	86.76		56
[a] For the six months ended May 31, 2009 (Unaudited).
[b] For the period from December 20, 2004 (commencement of operations of Class S shares) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 13.12	$ 24.56	$ 24.44	$ 22.91	$ 22.19	$ 19.98
Income (loss) from investment operations: Net investment income (loss)[b]	.17	.34	.38	.46[d]	.42	.37
Net realized and unrealized gain (loss)	.83	(7.25)	2.35	2.64	.79	2.17
Total from investment operations	1.00	(6.91)	2.73	3.10	1.21	2.54
Less distributions from: Net investment income	(.15)	(.37)	(.46)	(.42)	(.49)	(.33)
Net realized gains	—	(4.16)	(2.15)	(1.15)	—	—
Total distributions	(.15)	(4.53)	(2.61)	(1.57)	(.49)	(.33)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 13.97	$ 13.12	$ 24.56	$ 24.44	$ 22.91	$ 22.19
Total Return (%)	7.76**	(34.52)[c]	12.13[c]	14.45[c,d]	5.64[c]	12.65[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	52	61	53	35	8
Ratio of expenses before expense reductions (%)	.60*	.59	.58	.66	.68	.94
Ratio of expenses after expense reductions (%)	.60*	.59	.57	.64	.66	.86
Ratio of net investment income (loss) (%)	2.74*	1.83	1.63	2.03[d]	1.91	1.74
Portfolio turnover rate (%)	55**	104	86	76	56	39
[a] For the six months ended May 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Large Cap Value Fund (the ``Fund'') is a diversified series of DWS Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

New Accounting Pronouncement. In April 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Derivatives. The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities," effective at the beginning of the Fund's fiscal year. FAS 161 requires enhanced disclosure about the Fund's derivative and hedging activities. The disclosure on futures below includes additional information as a result of adopting FAS 161.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund is subject to equity risk. The Fund may enter into futures contracts as an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs, while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearing house acts as the counterparty, and guarantees the futures against default. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

There were no futures contracts outstanding as of May 31, 2009. During the six months ended May 31, 2009, the Fund had transactions in equity futures contracts having a face value of less than five percent of the Fund's net assets. The realized gain (loss) in the Statement of Operations for transactions in equity contracts recorded during the six months ended May 31, 2009 was $(47,930).

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At November 30, 2008, the Fund had a net tax basis capital loss carryforward of approximately $108,572,000. This amount includes $9,863,000 inherited from its merger with DWS Equity Partners Fund during the year. This amount may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2015 ($9,863,000) and November 30, 2016 ($98,709,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

In addition, from November 1, 2008 through November 30, 2008, the Fund incurred approximately $31,947,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2009.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. During the period, the Fund imposed a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund will no longer impose the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $681,441,268 and $675,174,776, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's subadvisor.

Pursuant to a written contract, Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the Advisor, serves as subadvisor with respect to investment and reinvestment of assets of the Fund. The Advisor compensates DeAMi out of the management fee it receives from the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.425%
Next $500 million of such net assets	.400%
Next $1 billion of such net assets	.375%
Next $1 billion of such net assets	.350%
Next $1 billion of such net assets	.325%
Over $5 billion of such net assets	.300%

Accordingly, for the six months ended May 31, 2009, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.425% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended May 31, 2009, the Administration Fee was $624,416, of which $116,025 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2009
Class A	$ 216,387	$ 98,087
Class B	28,277	17,219
Class C	25,641	12,290
Class S	553,968	313,955
Institutional Class	2,758	1,091
	$ 827,031	$ 442,642

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2009
Class B	$ 62,702	$ 11,900
Class C	90,584	17,433
	$ 153,286	$ 29,333

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2009	Annualized Effective Rate
Class A	$ 357,658	$ 140,174.23%
Class B	20,523	7,399.25%
Class C	29,900	9,790.25%
	$ 408,081	$ 157,363

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended May 31, 2009 aggregated $11,154.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2009 the CDSC for Class B and C shares aggregated $17,332 and $1,841, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2009, DIDI received $53 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $35,698, of which $18,645 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2009, the Fund's custodian fee was reduced by $6 for custodian credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2009		Year Ended November 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	8,043,288	$ 102,927,053	7,731,428	$ 140,507,077
Class B	142,422	1,816,395	258,616	4,889,677
Class C	359,292	4,600,325	510,659	9,406,975
Class S	3,908,762	48,732,467	10,417,402	161,762,140
Institutional Class	185,010	2,335,961	1,380,111	24,932,952
		$ 160,412,201		$ 341,498,821
Shares issued in tax-free reorganization*
Class A	1,664,206	$ 22,049,742	4,764,337	$ 61,031,210
Class B	585,277	7,767,013	140,164	1,798,294
Class C	883,439	11,723,967	192,565	2,468,623
Class S	171,307	2,268,021	—	—
Institutional Class	3,911	51,901	1,183,339	15,181,965
		$ 43,860,644		$ 80,480,092
Shares issued to shareholders in reinvestment of distributions
Class A	215,111	$ 2,717,867	2,557,682	$ 52,648,539
Class B	5,998	75,867	230,898	4,786,082
Class C	8,115	102,646	221,369	4,579,876
Class S	647,733	8,197,466	11,818,040	243,090,355
Institutional Class	42,974	545,492	569,756	11,733,874
		$ 11,639,338		$ 316,838,726
Shares redeemed
Class A	(4,131,740)	$ (51,331,896)	(5,120,492)	$ (92,024,757)
Class B	(336,928)	(4,216,493)	(567,698)	(10,445,708)
Class C	(424,623)	(5,254,940)	(506,347)	(9,141,563)
Class S	(6,734,057)	(83,679,916)	(9,753,096)	(177,578,036)
Institutional Class	(744,638)	(9,519,202)	(1,651,530)	(29,116,935)
		$ (154,002,447)		$ (318,306,999)
Redemption fees		$ 12,958		$ 23,997
Net increase (decrease)
Class A	5,790,865	$ 76,367,868	9,932,955	$ 162,170,792
Class B	396,769	5,442,797	61,980	1,028,449
Class C	826,223	11,172,653	418,246	7,315,921
Class S	(2,006,255)	(24,474,949)	12,482,346	227,287,619
Institutional Class	(512,743)	(6,585,675)	1,481,676	22,731,856
		$ 61,922,694		$ 420,534,637
* On November 14, 2008, DWS Equity Partners Fund was acquired by the Fund through a tax-free reorganization. On April 17, 2009, DWS Equity Income Fund was acquired by the Fund through a tax-free reorganization (see Note G).

G. Acquisition of Assets

On November 14, 2008, the Fund acquired all of the net assets of DWS Equity Partners Fund pursuant to a plan of reorganization approved by shareholders on October 21, 2008. The acquisition was accomplished by a tax-free exchange of 5,878,555 Class A shares, 195,447 Class B shares, 268,335 Class C shares and 1,444,414 Institutional Class shares of DWS Equity Partners Fund for 4,764,337 Class A shares, 140,164 Class B shares, 192,565 Class C shares and 1,183,339 Institutional Class shares of the Fund, respectively, outstanding on November 14, 2008. DWS Equity Partners Fund's net assets at that date, $80,480,092, including $16,632,562 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,185,423,547. The combined net assets of the Fund immediately following the acquisition were $1,265,903,639.

On April 17, 2009, the Fund acquired all of the net assets of DWS Equity Income Fund pursuant to a plan of reorganization approved by shareholders on March 27, 2009. The acquisition was accomplished by a tax-free exchange of 3,309,925 Class A shares, 1,164,587 Class B shares, 1,759,454 Class C shares, 339,384 Class S shares and 7,879 Institutional Class shares of DWS Equity Income Fund for 1,664,206 Class A shares, 585,277 Class B shares, 883,439 Class C shares, 171,307 Class S shares and 3,911 Institutional Class shares of the Fund, respectively, outstanding on April 17, 2009. DWS Equity Income Fund's net assets at that date, $43,860,644 including $1,427,442 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,320,900,418. The combined net assets of the Fund immediately following the acquisition were $1,364,761,062.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KDCAX	KDCBX	KDCCX	KDCSX	KDCIX
CUSIP Number	23338F-101	23338F-200	23338F-309	23338F-606	23338F-705
Fund Number	086	286	386	2312	1486

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Large Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Large Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2009